Exhibit 10.5
RECEIVABLES ASSIGNMENT AND ASSUMPTION AGREEMENT
THIS RECEIVABLES ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement” or this “Assignment and Assumption Agreement”), dated and effective as of March 5, 2010 , is entered into by and between CENTERLINE HOLDING COMPANY, a Delaware statutory trust (“CHC”), CENTERLINE CAPITAL GROUP INC., a Delaware corporation (“CCG”), CENTERLINE AFFORDABLE HOUSING ADVISORS LLC, a Delaware limited liability company (“CAHA”), CENTERLINE GUARANTEED MANAGER LLC, a Delaware limited liability company (“Guaranteed Manager”), each of the entities listed on Schedule A under the heading Credit Enhanced Fund General Partner (each a “Credit Enhanced Fund General Partner”, and collectively the “Credit Enhanced Fund General Partners”), each of the entities listed on Schedule A under the heading Credit Enhanced Partnership General Partner (each a “Credit Enhanced Partnership General Partner”, and collectively the “Credit Enhanced Partnership General Partners”), each of the entities listed on Schedule B under the heading Special Limited Partner (each a “Special Limited Partner”, and collectively the “Special Limited Partners” and, together with CHC, CCG, CAHA, Guaranteed Manager, the Credit Enhanced Fund General Partners and the Credit Enhanced Partnership General Partners, the “Assignors”) and CENTERLINE FINANCIAL HOLDINGS LLC (“CFin Holdings” or “Assignee” ).
W I T N E S S E T H :
WHEREAS, Guaranteed Manager is the manager of each of the respective Credit Enhanced Fund General Partners and of each of the Special Limited Partners except for RCC Credit Enhanced SLP LP - Series A, a Delaware limited partnership, of which RCC Credit Enhanced Asset Managers LLC-Series A, a Delaware limited liability company (and a Credit Enhanced Fund General Partner), is the general partner;
WHEREAS, each Credit Enhanced Fund General Partner is (i) the general partner of the respective limited partnership listed on Schedule A in the same row as that Credit Enhanced Fund General Partner under the heading Credit Enhanced Fund (each, a “Credit Enhanced Fund” and collectively, the “Credit Enhanced Funds”); (ii) the managing member of the respective Credit Enhanced Partnership General Partner listed on Schedule A in the same row as that Credit Enhanced Fund General Partner under the heading Credit Enhanced Partnership General Partner (each a “Credit Enhanced Partnership General Partner” and collectively, the “Credit Enhanced Partnership General Partners”), and each such Credit Enhanced Partnership General Partner is the general partner of the respective limited partnership listed on Schedule A in the same row as that Credit Enhanced Partnership General Partner under the heading Credit Enhanced Partnership (each a “Credit Enhanced Partnership” and collectively, the “Credit Enhanced Partnerships”);
WHEREAS, CAHA is the sole member of Guaranteed Manager and CCG is the sole member of CAHA;

WHEREAS, pursuant to that certain Master Novation Stabilization, Assignment, Allocation, Servicing and Asset Management Agreement, dated as of even date hereof (the “Master Agreement”) by and among CHC, CCG, CAHA, Guaranteed Manager, CFin Holdings, Centerline Mortgage Capital Inc., a Delaware corporation, and Natixis Financial Products Inc., a Delaware corporation (“Natixis”), CFin Holdings has among other things agreed to cause to be advanced to the Credit Enhanced Funds amounts necessary to cause Stabilization to occur with respect to certain Properties, and in consideration of such obligation, Assignors will transfer, assign and convey (“Transfer”) to CFin Holdings the Receivables defined in Section 1 below;
WHEREAS, each of the Assignors believes that making the Transfers contained herein is in the best interests of the Assignors and each of the Credit Enhanced Funds, Credit Enhanced Partnerships and Credit Enhanced Local Partnerships, in which the Assignors hold a direct or indirect interest:
NOW, THEREFORE, it is hereby agreed as follows:
Section 1. Transfers of Receivables. Subject to the other terms of this Agreement, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the respective Assignors hereby Transfer to CFin Holdings all right, title, claim and interest of the respective Assignors in and to the following, whether presently owed and/or accrued or owed or accrued in the future (such rights being, collectively, the “Receivables”):
(a) the Fee Rights;
(b) the Loan Receivables;
(c) the agreements and other contractual rights and interests that give rise to or create the Fee Rights and Loan Receivables; and
(d) all other rights and assets set forth in Exhibit 4.3 to the Master Agreement.
It is expressly acknowledged by the parties hereto that
(i) CFin Holdings is not assuming any liabilities of any Assignor with respect to the Receivables by virtue of acceptance of the Transfer of Receivables contained herein;
(ii) each Assignor agrees that it will not cause or permit any Receivable, or any agreement, instrument or interest that gives rise, or could give rise, to a Receivable, to be converted into an equity interest (however designated); and
(iii) the Transfers of the Receivables to CFin Holdings are intended to be absolute transfers, assignments and conveyances in exchange for the consideration provided by CFin Holdings under this Agreement and the other Restructuring Documents, and not merely a collateral grant. However, if for any reason the Transfer of the Receivables to CFin Holdings is deemed not to be an absolute transfer, assignment and conveyance, then the Assignors hereby grant a security interest on the Receivables (and proceeds thereof) in favor of CFin Holdings to secure their obligations to CFin Holdings under this Agreement.
Section 2. Directions to Constituent Parties.
(a) Guaranteed Manager shall cause the respective Credit Enhanced Fund to pay the Asset Management Fees, Disposition Fees and other Fee Rights to CFin Holdings and to repay the Loan Receivables as and when such Asset Management Fees, Disposition Fees and other Fee Rights or Loan Receivables may become payable under the terms of the respective Credit Enhanced Partnership Agreement. The Assignors make no representation as to whether the Credit Enhanced Funds will have sufficient assets to pay the Asset Management Fees and Disposition Fees or the Loan Receivables, either when due or at any other time.
(b) The Assignors shall direct all payors with respect to the Receivables to remit all payments with respect to the Receivables directly to the Operating Account unless otherwise directed by Natixis (and any payments made by any payor to any other account, or in any other manner, shall not discharge any obligations of such payor in respect of such Receivables), and each Assignor hereby agrees that to the extent it is a payor with respect to any Receivable, it shall remit all payments thereon to the Operating Account.
(c) If any Assignor or any Credit Enhanced Fund receives any amount with respect to a Receivable, it shall immediately remit such amount to the Operating Account.
(d) Each of the Credit Enhanced Funds and Credit Enhanced Fund General Partners, by executing this Agreement acknowledge such directions.
Section 3. No Other Encumbrances of Membership Interest. The Assignors hereby jointly and severally covenant and warrant to CFin Holdings that (a) the Assignors have not executed any prior transfer, assignment, conveyance or pledge which is still valid of any Assignor’s interest in the Receivables, (b) each Assignor has full right and authority to make this Agreement, (c) this Agreement is enforceable against each Assignor and (d) each Assignor will not transfer, sell, convey or make any additional assignment of the Receivables (other than pursuant to this Agreement or pursuant to any pledge given to CFin Holdings or Natixis in connection with their obligations to the Credit Enhanced Partnerships).
Section 4. Representations And Warranties of Assignor. The Assignors hereby jointly and severally, represent and warrant to CFin Holdings that as of the date hereof:
(a) The rights and interests being conveyed hereunder constitute valid and existing rights and interests of the Assignors, and each Assignor has full legal title to, and has not designated to any other Person, the right to receive payment with respect to any right or interest it purports to Transfer hereunder.

(b) Each Assignor’s respective Organizational Documents are in full force and effect and constitute the valid, legal and binding obligations of the respective parties thereto. There are no defaults currently existing under the Assignors’ corporate, organizational or company governance documents and agreements and no events exist which, with the giving of notice or passage of time or both, would constitute defaults under such documents or agreements.
(c) Each Assignor has been duly formed and is in good standing in the State of Delaware and in each jurisdiction in which it is required to be in good standing; all necessary certificates, and all amendments thereto, have been duly recorded in the proper public records, and no state of facts now exists with respect to the Assignors that does not conform to the applicable certificates.
(d) Guaranteed Manager will not, by reason of entering into this Agreement, cease to be the manager of the Credit Enhanced Funds, the Local General Partners or the Special Limited Partners.
(e) The Master Agreement provides a direct and tangible benefit to the Assignors.
(f) The Receivables as of the date hereof are as set forth on Exhibit 4.3 of the Master Agreement.
Section 5. Covenants of Assignor Irrespective of Default. From and after the date of this Agreement, the Assignors hereby covenant and warrant that:
(a) The Assignors will not, with respect to the Credit Enhanced Funds, without the prior written consent of CFin Holdings and Natixis or unless otherwise permitted herein, take any action that could subordinate the present rights of Assignors to receive payments of the Asset Management Fees and Disposition Fees or Loan Receivables to any other rights of third parties.
(b) The Assignors will not, without the prior written consent of CFin Holdings and Natixis, sell, transfer by gift, or otherwise alienate or dispose of any part of any Assignor’s interest in the Credit Enhanced Entities.
(c) The Assignors will not, without the prior written consent of CFin Holdings and Natixis, amend, modify, or rescind any Organizational Documents or waive any rights thereunder, except those which are not material in nature and do not and will not, in the future, affect in any manner, the rights of CFin Holdings hereunder.
(d) The Assignors will not, without the prior written consent of CFin Holdings and Natixis, take or consent to any action which could result in a sale, encumbrance or hypothecation of any or all of the Receivables that are the subject of the Transfers hereunder.

(e) The Assignors will, immediately after obtaining knowledge thereof, give written notice to CFin Holdings in the event of any default under any Organizational Documents by any party thereto.
(f) No Assignor shall, nor shall it permit any of its Subsidiaries to, cause any payment or distribution in respect of any equity interest in any Centerline Controlled Entity (other than any Credit Enhanced Partnership) to be made to any Person unless such payment or distribution is made to CFin Holdings.
Section 6. No Conflicting Agreements. The Assignors hereby covenant and warrant to CFin Holdings that this Agreement does not and will not constitute a default by the Assignors or any of the Credit Enhanced Entities under the Organizational Documents or any mortgage, deed of trust, security agreement, loan agreement, or other contract or agreement to which the Assignors or any of the Credit Enhanced Entities are a party.
Section 7. Binding Effect of Agreement. This Agreement will remain in full force and effect so long as the Credit Enhanced Funds are in existence and each Credit Enhanced Fund General Partner is the general partner of the respective Credit Enhanced Fund or any Receivables remain payable, and will bind and benefit the successors and permitted assigns of the Assignors and CFin Holdings. In any event this Agreement shall not terminate prior to the Full Distribution Date. CFin Holdings may at any time assign or otherwise transfer, in whole or in part, any interest it may have hereunder including (without limitation) pursuant to the Security Agreement and, in connection with any enforcement of rights under the Security Agreement, the Administrative Agent shall have the right to cause CFin Holdings’ rights hereunder to be transferred to any person or entity selected by the Administrative Agent, all without notice to or consent by any Assignor. No Credit Enhanced Fund General Partner shall transfer or assign its interest in the respective Credit Enhanced Fund, nor shall Guaranteed Manager transfer or assign its interest in the Credit Enhanced Partnership General Partner, without the prior written consent of CFin Holdings, which may be conditioned upon such assignee’s or transferee’s assumption in writing of each Assignor’s interests, rights and obligations in and under this Agreement. Nothing contained herein shall prohibit any party from assigning their rights, other than their rights in connection with the Receivables, as collateral security for a loan to such party or its Affiliates.
Section 8. Remedies.
(a) The rights, powers and remedies given to CFin Holdings by this Agreement will be in addition to all rights, powers and remedies given to CFin Holdings by virtue of any statute or rule of law.
(b) No act done or omitted by CFin Holdings pursuant to the rights and powers granted to it by this Agreement will be deemed a waiver by CFin Holdings of its rights and powers pursuant to any instrument executed in connection with this Agreement and is made and accepted without any prejudice to any of the rights and powers possessed by CFin Holdings with regard to the terms of any such instruments executed in connection therewith.

Section 9. No Petition. Each Assignor hereby agrees (which agreement shall be binding upon its successors, assigns and participants) that, notwithstanding any other provision of this Agreement to the contrary, it shall not, prior to the date that is one year and one day (or, if longer, one day longer than any applicable preference period then in effect) after the Full Distribution Date, institute against, or join any other Person in instituting against, CFin Holdings, any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under U.S. federal or state bankruptcy or similar laws. Nothing in this Section 9 shall preclude, or be deemed to stop, such party (i) from taking any action prior to the expiration of the aforementioned period in (A) any case or proceeding voluntarily filed or commenced by CFin Holdings or (B) any involuntary insolvency proceeding filed or commenced by a Person other than such party or any of its Affiliates or (ii) from commencing against CFin Holdings or any of its properties any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceeding.
Each Assignor agrees that the terms of this Section 9 are for the benefit of the Administrative Agent and the Lender (and their respective successors, assigns and participants) under the Credit Agreement, and shall be directly enforceable by the Administrative Agent (on behalf of itself and the Lender and their respective successors, assigns and participants), including, without limitation, by injunctive relief and other specific performance, as if such Persons were direct parties hereto.
CFin Holdings agrees that it shall not, after the date hereof, become party to any agreement that does not include “non-petition” provisions therein that are substantively the same as the provisions set forth above in this Section 9 (and shall not amend or eliminate any “non-petition” provisions in any agreement to which it is party).
The provisions of this Section 9 shall survive termination of this Agreement.
Section 10. 1Third Party Beneficiary. Notwithstanding anything herein to the contrary, the parties hereto agree that the Administrative Agent shall be an express direct third party beneficiary of all of the agreements, undertakings and obligations of the Assignors contained in this Agreement, and acknowledge the security interest held by the Administrative Agent in and to the Receivables that are the subject of the Transfers herein. The Assignors hereby authorize the Administrative Agent to file any Uniform Commercial Code financing statements (including “all assets” financing statements) required by the Administrative Agent to perfect (i) the Transfer of Receivables hereunder (including prior Transfers to any Receivables Assignor) and (ii) (for back-up security interest purposes only) the security interest created in Section 1(iii) hereof.
Section 11. Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.
Section 12. Amendment. None of the terms or provisions of this Agreement may be waived, altered, modified, limited or amended except by an agreement executed by the Assignors and CFin Holdings.

[1]	Note: Unnecessary — protected by fraud/theft statutes

Section 13. Rights Supplement. The rights granted to CFin Holdings herein will be supplementary and in addition to those granted in any other agreements with respect to the Credit Enhanced Funds.
Section 14. Notices. All notices and communications provided for hereunder will be in writing and sent (a) by facsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (changes prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

If to CFin Holdings:	Centerline Capital Group Inc.
625 Madison Avenue
New York, NY 10022
Attention: Andrew J. Weil

with copies to:	Natixis Financial Products Inc.
9 West 57th Street, 35th Floor
New York, NY 10019
Attention: Kevin Alexander

and

Natixis Capital Markets
9 West 57th Street, 35th Floor
New York, NY 10019
Attention: General Counsel

If to the Assignor:	Centerline Capital Group Inc.
625 Madison Avenue
New York, NY 10022
Attention: Andrew J. Weil

with copies to:	Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022
Attention: Alan S. Cohen, Esq.
Section 15. Counterparts. This Agreement may be executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, will constitute but one and the same executed and delivered document.

Section 16. Definitions. All capitalized terms used, but not defined herein, shall have the meaning ascribed to them in the Master Agreement.
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IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement by their duly authorized representatives as of the day and year first above written.

CENTERLINE HOLDING COMPANY
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer:
Chief Executive Officer and President

CENTERLINE CAPITAL GROUP INC.
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer

CENTERLINE AFFORDABLE HOUSING ADVISORS LLC
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Signature Page to Receivables Assignment and Assumption Agreement

CENTERLINE GUARANTEED MANAGER LLC
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer

CENTERLINE FINANCIAL HOLDINGS LLC
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chairman

Signature Page to Receivables Assignment and Assumption Agreement

EACH OF THE FUND GENERAL PARTNERS LISTED ON SCHEDULE A
By:	Centerline Guaranteed Manager, its manager

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer

EACH OF THE SPECIAL LIMITED PARTNERS LISTED ON SCHEDULE B (EXCEPT FOR RCC CREDIT ENHANCED SLP LP- SERIES A)
By:	Centerline Guaranteed Manager, its manager

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer

RCC CREDIT ENHANCED SLP LP — SERIES A
By:	RCC Credit Enhanced Asset Managers LLC- Series A, its general partner

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Signature Page to Receivables Assignment and Assumption Agreement

RCC CREDIT ENHANCED ASSET MANAGERS LLC-SERIES A, NUMBER 1
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

RCC CREDIT ENHANCED ASSET MANAGERS LLC-SERIES B, NUMBER 1
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

RCC CREDIT ENHANCED ASSET MANAGERS LLC-SERIES C, NUMBER 1
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

RCC CREDIT ENHANCED ASSET MANAGERS LLC-SERIES D, NUMBER 1
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

CHARTERMAC CREDIT ENHANCED ASSET MANAGERS LLC-SERIES E, NUMBER 1
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

CHARTERMAC CREDIT ENHANCED ASSET MANAGERS LLC-SERIES F, NUMBER 1
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Signature Page to Receivables Assignment and Assumption Agreement

CHARTERMAC CREDIT ENHANCED ASSET MANAGERS LLC-SERIES G, NUMBER 1
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

CENTERLINE CREDIT ENHANCED ASSET MANAGERS LLC-SERIES H, NUMBER 1
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

CHARTERMAC CREDIT ENHANCED ASSET MANAGERS LLC-SERIES I, NUMBER 1
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

CHARTERMAC CREDIT ENHANCED ASSET MANAGERS LLC-SERIES J, NUMBER 1
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

CENTERLINE CREDIT ENHANCED ASSET MANAGERS LLC-SERIES K, NUMBER 1
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

CENTERLINE CREDIT ENHANCED ASSET MANAGERS LLC-SERIES L, NUMBER 1
By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Signature Page to Receivables Assignment and Assumption Agreement

The foregoing Assignment and Assumption Agreement
is hereby confirmed and acknowledged.
Centerline Credit Enhanced Partners LP- Series A
By: RCC Credit Enhanced Asset Managers LLC — Series A, its general partner

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Centerline Credit Enhanced Partners LP- Series B
By: RCC Credit Enhanced Asset Managers LLC — Series B, its general partner

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Signature Page to Receivables Assignment and Assumption Agreement

The foregoing Assignment and Assumption Agreement
is hereby confirmed and acknowledged.
Centerline Credit Enhanced Partners LP- Series C
By: RCC Credit Enhanced Asset Managers LLC — Series C, its general partner

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Centerline Credit Enhanced Partners LP- Series D
By: RCC Credit Enhanced Asset Managers LLC — Series D, its general partner

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Signature Page to Receivables Assignment and Assumption Agreement

The foregoing Assignment and Assumption Agreement
is hereby confirmed and acknowledged.
Centerline Credit Enhanced Partners LP- Series E
By: CharterMac Credit Enhanced Asset Managers LLC — Series E, its general partner

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Centerline Credit Enhanced Partners LP- Series F
By: CharterMac Credit Enhanced Asset Managers LLC — Series F, its general partner

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Signature Page to Receivables Assignment and Assumption Agreement

The foregoing Assignment and Assumption Agreement
is hereby confirmed and acknowledged.
Centerline Credit Enhanced Partners LP- Series G
By: CharterMac Credit Enhanced Asset Managers LLC — Series G, its general partner

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Centerline Credit Enhanced Partners LP- Series H
By: Centerline Credit Enhanced Asset Managers LLC — Series H, its general partner

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Signature Page to Receivables Assignment and Assumption Agreement

The foregoing Assignment and Assumption Agreement
is hereby confirmed and acknowledged.
Centerline Credit Enhanced Partners LP- Series I
By: CharterMac Credit Enhanced Asset Managers LLC — Series I, its general partner

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Centerline Credit Enhanced Partners LP- Series J
By: CharterMac Credit Enhanced Asset Managers LLC — Series J, its general partner

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Signature Page to Receivables Assignment and Assumption Agreement

The foregoing Assignment and Assumption Agreement
is hereby confirmed and acknowledged.
Centerline Credit Enhanced Partners LP- Series K
By: Centerline Credit Enhanced Asset Managers LLC — Series K, its general partner

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Centerline Credit Enhanced Partners LP- Series L
By: Centerline Credit Enhanced Asset Managers LLC — Series L, its general partner

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Signature Page to Receivables Assignment and Assumption Agreement

The foregoing Assignment and Assumption Agreement
is hereby confirmed and acknowledged.
Centerline Guaranteed Manager LLC, as manager of
2665 Favor Road LLC
3629 Montreal Creek Circle LLC
2038 Bent Creek Way LLC
5420 Riverdale Road LLC
10401 Brockington Road LLC
CCL East Riverside Road LLC
CCL Airport Road LLC
CCL West St. Andrews Drive LLC
CCL Southeast Moreland School Road LLC
I-70 South Service Road LLC

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer

Signature Page to Receivables Assignment and Assumption Agreement

The foregoing Assignment and Assumption Agreement
is hereby confirmed and acknowledged.
RCC Guaranteed SLP III, LP-Series A
By: RCC Guaranteed Asset Managers III LLC — Series A, its general partner
By: Centerline Guaranteed Manager LLC, its manager

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer

Centerline Texas GP Holdings LLC
By: Centerline GP Holdings LLC, its managing member

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Member

Centerline HA LLC

By:	Centerline Affordable Housing Advisors LLC,
its managing member

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Signature Page to Receivables Assignment and Assumption Agreement

The foregoing Assignment and Assumption Agreement
is hereby confirmed and acknowledged.
8600 Winkler Road LLC

By:	Centerline Texas GP Holdings LLC, its sole member

By:	Centerline GP Holdings LLC, its managing member

By:	/s/ Marc D. Schnitzer
Marc D. Schnitzer
Member

Signature Page to Receivables Assignment and Assumption Agreement

SCHEDULE A

		Credit Enhanced Fund General	Credit Enhanced Partnership General
Credit Enhanced Fund	Credit Enhanced Partnership	Partner	Partner
Centerline Credit Enhanced Partners LP-Series A	Centerline Credit Enhanced Partnership LP-Series A, Number 1	RCC Credit Enhanced Asset Managers LLC-Series A	RCC Credit Enhanced Asset Managers LLC-Series A, Number 1

Centerline Credit Enhanced Partners LP-Series B	Centerline Credit Enhanced Partnership LP-Series B, Number 1	RCC Credit Enhanced Asset Managers LLC-Series B	RCC Credit Enhanced Asset Managers LLC-Series B, Number 1

Centerline Credit	Centerline Credit Enhanced	RCC Credit Enhanced	RCC Credit Enhanced
Enhanced Partners LP-Series C	Partnership LP-Series C, Number 1	Asset Managers LLC-Series C	Asset Managers LLC-Series C, Number 1

Centerline Credit Enhanced Partners LP-Series D	Centerline Credit Enhanced Partnership LP-Series D, Number 1	RCC Credit Enhanced Asset Managers LLC-Series D	RCC Credit Enhanced Asset Managers LLC-Series D, Number 1

Centerline Credit Enhanced Partners LP-Series E	Centerline Credit Enhanced Partnership LP-Series E, Number 1	CharterMac Credit Enhanced Asset Managers LLC-Series E	CharterMac Credit Enhanced Asset Managers LLC-Series E, Number 1

Centerline Credit Enhanced Partners LP-Series F	Centerline Credit Enhanced Partnership LP-Series F, Number 1	CharterMac Credit Enhanced Asset Managers LLC-Series F	CharterMac Credit Enhanced Asset Managers LLC-Series F, Number 1

Centerline Credit Enhanced Partners LP-Series G	Centerline Credit Enhanced Partnership LP-Series G, Number 1	CharterMac Credit Enhanced Asset Managers LLC-Series G	CharterMac Credit Enhanced Asset Managers LLC-Series G, Number 1

Centerline Credit Enhanced Partners LP-Series H	Centerline Credit Enhanced Partnership LP-Series H, Number 1	Centerline Credit Enhanced Asset Managers LLC-Series H	Centerline Credit Enhanced Asset Managers LLC-Series H, Number 1

Centerline Credit Enhanced Partners LP-Series I	Centerline Credit Enhanced Partnership LP-Series I, Number 1	CharterMac Credit Enhanced Asset Managers LLC-Series I	CharterMac Credit Enhanced Asset Managers LLC-Series I, Number 1

Centerline Credit Enhanced Partners LP-Series J	Centerline Credit Enhanced Partnership LP-Series J, Number 1	CharterMac Credit Enhanced Asset Managers LLC-Series J	CharterMac Credit Enhanced Asset Managers LLC-Series J, Number 1

Centerline Credit Enhanced Partners LP-Series K	Centerline Credit Enhanced Partnership LP-Series K, Number 1	Centerline Credit Enhanced Asset Managers LLC-Series K	Centerline Credit Enhanced Asset Managers LLC-Series K, Number 1

Centerline Credit Enhanced Partners LP-Series L	Centerline Credit Enhanced Partnership LP-Series L, Number 1	Centerline Credit Enhanced Asset Managers LLC-Series L	Centerline Credit Enhanced Asset Managers LLC-Series L, Number 1

SCHEDULE B
Special Limited Partners
RCC Credit Enhanced SLP LP — Series A
RCC Credit Enhanced SLP LLC — Series B
RCC Credit Enhanced SLP LLC — Series C
RCC Credit Enhanced SLP LLC — Series D
CharterMac Credit Enhanced SLP LLC — Series E
CharterMac Credit Enhanced SLP LLC — Series F
CharterMac Credit Enhanced SLP LLC — Series G
Centerline Credit Enhanced SLP LLC — Series H
CharterMac Credit Enhanced SLP LLC — Series I
CharterMac Credit Enhanced SLP LLC — Series J
Centerline Credit Enhanced SLP LLC — Series K
Centerline Credit Enhanced SLP LLC — Series L